UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2001

                                ANDRX CORPORATION
             (Exact name of registrant as specified in its charter)

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
           Delaware                        0-31475                         65-1013859
-------------------------------    ------------------------    ---------------------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
        incorporation)
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   4955 Orange Drive, Davie, Florida                       33314
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(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (954) 584-0300

         ______________________________________________________________
         (Former name or former address, if changed since last report.)

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Item 2.  Acquisition of Disposition of Assets.

         On January 9, 2001, Andrx Corporation, a Delaware corporation ("Andrx"), entered into an Agreement and Plan of Merger, dated as of January 9, 2001 (the "Merger Agreement"), by and among Mediconsult Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Andrx ("Merger Sub") and Mediconsult.com, Inc., a Delaware corporation ("Mediconsult"), pursuant to which Merger Sub would be merged with and into Mediconsult, with Mediconsult being the surviving corporation and becoming a wholly owned subsidiary of Andrx (the "Merger"). On March 20, 2001 at a special meeting of stockholders, the Mediconsult stockholders approved the Merger and the Merger Agreement. On April 2, 2001, the Merger was consummated. Pursuant to the Merger Agreement, each share of Mediconsult was canceled and automatically converted into the right to receive 0.1430 shares of Andrx Corporation - Cybear Group Common Stock, par value $0.001 per share ("Cybear Group Common Stock"), subject to adjustment as described below.

         The number of shares of Cybear Group Common Stock the Mediconsult stockholders will receive is subject to an adjustment. Twenty percent (20%) of the total number of shares of Cybear Group Common Stock will not be issued until a balance sheet as of the closing date of the Merger is agreed upon by Andrx and Mediconsult. For each $250,000 by which Mediconsult's stockholders equity as of the closing date is less than the Mediconsult stockholder equity amount set forth in the Merger Agreement, the 0.1430 exchange ratio for each share of Mediconsult common stock will be adjusted downward by 0.0128 of a share of Cybear Group Common Stock up to a maximum of 0.0286 of a share of Cybear Group Common Stock.

         The foregoing summary is qualified in its entirety by reference to the Merger Agreement which has been filed as Exhibit 2.3 to Andrx's Form 8-K on January 17, 2001.

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Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Financial Statements are not included in this Report, but will be filed by amendment not later than 60 days from the date hereof, in accordance with Item 7 of Form 8-K.

         (b)      Pro Forma Financial Information.

                  Pro forma financial statements are not included in this Report, but will be filed by amendment not later than 60 days from the date hereof, in accordance with Item 7 of Form 8-K.

         (c)      Exhibits.

                  Exhibit 2.3 -- Agreement and Plan of Merger, dated as of January 9, 2001, by and among Andrx Corporation, Mediconsult Acquisition Corp. and Mediconsult.com, Inc.(1)

                  Exhibit 99.1 -- Press Release

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         (1) Filed as an exhibit of the same number to Andrx' 8-K on January 17,
         2001 and incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                 ANDRX CORPORATION

Date:  April 16, 2001.           By: /s/ Scott Lodin
                                     -------------------------------------------
                                     Scott Lodin, Esq., Executive Vice President
                                     and General Counsel

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                                  EXHIBIT INDEX

                  99.1     Press Release